SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 20, 2005

                        Commission File Number: 000-50920

                               Cove Apparel, Inc.
                               ------------------
             (Exact name of registrant as specified in its charter)

Nevada                                                                95-4891903
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

1003 Dormador, Suite 21, San Clemente, California                          92672
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(Address of principal executive offices)                              (Zip Code)


                                  949.224.3040
                                  ------------
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02: DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

On June 20, 2005, Jodi Hunter, a director of Cove Apparel, Inc., a Nevada corporation (the "Registrant"), tendered her resignation from the Registrant's board of directors. Ms. Hunter's resignation is not due to any disagreement with the Registrant. The resignation letter is attached as an exhibit hereto.



ITEM 9.01: EXHIBITS

17.1     Resignation of Director










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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                     Cove Apparel, Inc.
                                     a Nevada corporation

June 23, 2005                   By:  /s/ Kevin Peterson
                                     ---------------------------------------
                                     Kevin Peterson, Chief Executive Officer